UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CENAQ Energy Corp.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Renewable Gasoline Company Bluescape Clean Fuels, LLC to Become Publicly Traded and renamed Verde Clean Fuels, Inc.

HOUSTON, Sept. 28, 2022 (BUSINESSWIRE) – Bluescape Clean Fuels Intermediate Holdings, LLC (“BCF”), a Houston-based renewable gasoline company, is expected to merge with special purpose acquisition company CENAQ Energy Corp. (NASDAQ: CENQ) (“CENAQ”). On August 12, 2022, CENAQ and BCF entered into a business combination agreement. Upon closing, the combined company will be named Verde Clean Fuels, Inc. (“Verde Clean Fuels”), and is expected to become publicly listed on the NASDAQ under the symbol “VGAS.” The transaction is expected to close during the first quarter of 2023.

BCF owns a proprietary syngas-to-gasoline (“STG+®”) technology which is expected to produce renewable gasoline utilizing waste feedstocks that are otherwise landfilled. BCF’s multi-patented technology has been developed over the past 15 years and tested at its demonstration facility in New Jersey. The renewable gasoline can result in more than a 60% reduction in carbon intensity versus traditional hydrocarbon-based gasoline based on GREET-style Carbon Intensity analysis.

“Traditional gasoline used today is refined from crude oil and makes up over half of greenhouse gas emissions produced by the U.S. transportation sector. We believe our proprietary STG+® system will enable everyday consumers of gasoline to seamlessly and materially participate in the decarbonization of our atmosphere, without changing their automobiles or fueling habits,” said Ernie Miller, co-founder and CEO of BCF. “Our renewable gasoline will work within the traditional gasoline infrastructure and in the global fleet of internal combustion engines. We estimate the resulting advantage to the environment from deploying our renewable gasoline to be comparable to removing at least 6 out of every 10 cars on the road today. The ability of BCF’s renewable gasoline to reduce greenhouse gases without changing consumer behavior is a new and significant solution to global decarbonization.”

The STG+® process is highly flexible and efficiently turns syngas, regardless of feedstock, into gasoline that does not require any additional refining. The BCF system is fully modular and sized to match the feedstock source, allowing for optimal logistical and cost efficiencies.

BCF is currently developing its first commercial facility to be located at a landfill site in Maricopa, AZ, and has several additional renewable gasoline projects in development.

About Bluescape Clean Fuels Intermediate Holdings, LLC

BCF is decarbonizing the transportation sector through production of clean fuel using a patented technology that has been developed and tested for more than a decade. Our proprietary syngas-to-gasoline process uses a variety of feedstocks to produce gasoline that works within existing fueling infrastructure, without changing consumer behavior. Headquartered in Houston with a demonstration facility in New Jersey, BCF will have commercial facilities operating globally. For more information and to subscribe to company alerts, please visit www.bluescapecleanfuels.com.

About Bluescape Energy Partners

Bluescape Energy Partners LLC (“Bluescape Energy Partners”) is an alternative investment firm that leverages its private capital, global network, and superior thinking to deliver differentiated long-term investment performance in the broader energy and utility sectors. Bluescape Energy Partners employs a unique approach and long-term perspective, helping position companies for growth and value creation by providing capital and strategic oversight with its multi-disciplined team of executive-level managers, operators, strategic consultants, and restructuring advisors. It thrives to uncover investments exhibiting high performance potential where it seeks to build lasting partnerships. Bluescape Energy Partners strives to create positive impacts for all of its stakeholders through its capital, operational capabilities, and long-term ownership model.

About CENAQ Energy Corp.

CENAQ Energy Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CENAQ Energy Corp. focused its search for a target business in the energy industry in North America. CENAQ Energy Corp. is led by energy industry veterans J. Russell Porter (CEO) and Michael J. Mayell (President and CFO).

Important Information for Shareholders

This communication does not constitute a solicitation of any vote or approval.

In connection with the proposed business combination (the “Business Combination”), CENAQ has filed with the SEC a preliminary proxy statement. CENAQ also plans to file other documents with the SEC regarding the proposed Business Combination. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be mailed to the shareholders of CENAQ. SHAREHOLDERS OF CENAQ ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement and other documents containing important information about CENAQ and BCF and its affiliates once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

CENAQ and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CENAQ in connection with the proposed Business Combination. BCF and its officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of CENAQ is set forth in CENAQ’s Annual Report on Form 10-K filed with the SEC on March 30, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Industry and Market Data

Although all information and opinions expressed herein, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, BCF and CENAQ have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of BCF and CENAQ, which are derived from their respective reviews of internal sources as well as the independent sources described above. This contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with BCF and CENAQ.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

FORWARD-LOOKING STATEMENTS

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed Business Combination, CENAQ’s and BCF’s ability to consummate the transaction, the benefits of the transaction, CENAQ and BCF’s future financial performance following the transaction, as well as CENAQ’s and BCF’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on CENAQ’s and BCF’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, CENAQ and BCF disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. CENAQ and BCF caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of CENAQ and BCF. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the proposed Business Combination or to satisfy the closing conditions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the shareholders of CENAQ for the proposed Business Combination is not obtained; the failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in its consummation; the amount of redemption requests made by CENAQ’s shareholders; the occurrence of events that may give rise to a right of one or both of CENAQ and BCF to terminate the definitive agreements related to the proposed Business Combination; the risks related to the growth of BCF’s business and the timing of expected business milestones; and the effects of competition on BCF’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither CENAQ nor BCF presently know or that CENAQ and BCF currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact CENAQ’s expectations and projections can be found in CENAQ’s periodic filings with the SEC, including CENAQ’s Annual Report on Form 10-K filed with the SEC on March 30, 2022, any subsequently filed Quarterly Report on Form 10-Q and the preliminary proxy statement filed on August 12, 2022. CENAQ’s SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

Public Relations Contact

Meghan Gross

Pierpont Communications

(617) 543-6167

mgross@piercom.com

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